[AMERICAN BEACON FUNDS LOGO]

                       SMALL CAP VALUE OPPORTUNITY FUND

Supplement Dated January 24, 2007 to the Statement of Additional Information dated March 31, 2006
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The following portion of the table is hereby replaced the similar portion of the table under the section titled "Portfolio Managers."


                                Number of Other Accounts Managed                     Number of Accounts and Assets for
                                and Assets by Account Type                           Which Advisory Fee is Performance-Based
                                --------------------------------                     ---------------------------------------
                                                                                                                    >C>
                                Registered     Other Pooled                         Registered     Other Pooled
Name of Investment Advisor      Investment     Investment       Other               Investment     Investment       Other
and Portfolio Manager           Companies      Vehicles         accounts            Companies      Vehicles         accounts
--------------------------      ----------     ------------     --------            ----------     ------------     --------

American Beacon Advisors, Inc. (1)

Wyatt Crumpler                     N/A             N/A          3 ($11.7 bil)           N/A             N/A            N/A
Douglas G. Herring                 N/A             N/A          3 ($11.7 bil)           N/A             N/A            N/A
Adriana R. Posada                  N/A             N/A          2 ($5.9 bil)            N/A             N/A            N/A
William F. Quinn                   N/A             N/A          3 ($11.7 bil)           N/A             N/A            N/A

(1) Registered investment companies and assets under management do not include other series of the Trust.


The second paragraph of the section titled "Compensation" under "Portfolio Managers" is hereby replaced with the following paragraph.

   THE MANAGER Compensation of the Manager's Portfolio Managers is comprised of base salary, annual cash bonus, and in some cases, stock appreciation rights awards. Each Portfolio Manager's base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager's annual cash bonus plan. The amount of the total bonus pool is based upon several factors including (i) profitability of the Manager, (ii) return on equity of the Manager, and (iii) the relative investment performance of separate account assets managed for affiliates of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager's level of responsibility. Portfolio Managers are encouraged to pursue a low-volatility management approach that will provide above average returns with below average volatility. Bonus awards reflect their success in achieving this goal and other individual performance goals. Additionally, the following Portfolio Managers participate in the Manager's stock appreciation rights plan: Wyatt Crumpler, Douglas G. Herring, Adriana R. Posada, and William F. Quinn. Participation in this plan is offered to senior-level personnel of the Manager, including non-Portfolio Managers. As of the end of the Funds' fiscal year, the valuation of stock appreciation rights was based upon the growth in the Manager's estimated stockholder's equity and earnings before taxes, depreciation, and amortization.


The following sentence is hereby added at the end of the paragraph appearing in the sub-section titled "Ownership of the Fund" under the section titled "Portfolio Managers."

   Wyatt Crumpler joined the Fund's portfolio management team in January 2007. At that time, he did not own shares of the Fund.